                                                                EXHIBIT 10.27

                             SETTLEMENT AGREEMENT


          WINBOND ELECTRONICS CORPORATION (hereinafter "Winbond") and OAK TECHNOLOGY, INC. (hereinafter "Oak") hereby agree to settlement of ITC Investigation No. 337-TA-401 on the following terms and conditions:

1.   DEFINITIONS.

     a.   The "Effective Date" of the settlement is March 16, 1998.

     b. The "Licensed Patents" are Oak's U.S. Patent No. 5,535,327 and U.S. Patent No. 5,581,715, and any continuation, division, continuation-in-part, reissue, reexamination, renewal and extension thereof, including U.S. and foreign counterparts.

     c.   The "Licensed Products" are [ *



     ] It is agreed that the Winbond 88111F, 88111AF, 88112F, 88113F, 88113AF, 88222, and 88223 chips are Licensed Products that are, were or will be individually sold by or for Winbond. It is also agreed that all other Winbond controllers implementing substantially the same structures and/or methods insofar as the claims of the Licensed Patents are concerned, are also Licensed Products.

     d.   As used in this Agreement [ *



                                                                              ]

     e.   As used in this Agreement  [ *



                                                                              ]

2.   RIGHTS UNDER THE LICENSED PATENTS.

     a.   Winbond has the right [ *



                                                                              ]

3.   RIGHTS UNDER WINBOND PATENTS.  [ *



                                                                              ]

4. DISMISSAL OF ITC ACTION. Based on this Settlement Agreement, Oak and Winbond agree to jointly seek termination and dismissal of Investigation No. 337-TA-401 as to all parties.



                * CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
                  REDACTED PORTIONS WHICH HAVE BEEN FILED SEPARATELY
                  WITH THE COMMISSION.
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5.   CONFIDENTIALITY.  Terms of this settlement shall be kept
confidential, except as required by law or statute or as otherwise agreed to by the parties.
[ *


                                                                      ]
9. MODIFICATION. This Agreement shall not be modified, except by a writing duly executed by both parties.

10. The parties agree that, except as required by law, public comment will be limited to the following:

               Oak and Winbond have resolved their dispute regarding CD-ROM controller chips. As part of the resolution, Winbond has obtained a license under the Oak patents.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers.


                                   OAK TECHNOLOGY, INC.

Date:     March 17, 1998           By: /s/ SHAWN M. SODERBERG
                                       -------------------------------
                                   Title: GENERAL COUNSEL
                                          ----------------------------

Date:     March 18, 1998           By: /s/ ARCHIE YEH
                                       -------------------------------
                                   Title: VP WINBOND ELECTRONICS CORP.
                                          ----------------------------



                * CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
                  REDACTED PORTIONS WHICH HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.



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